AMENDMENT NO. 1

     AMENDMENT NO. 1 dated as of December 27, 1996, between OMNICOM FINANCE INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("OFI"), and OMNICOM FINANCE LIMITED, a corporation duly organized and validly existing under the laws of England (the "OFL" and, together with OFI, individually, a "Borrower" and, collectively, the "Borrowers"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); ABN AMRO BANK N.V., NEW YORK BRANCH, acting as the maker of Swingline Loans (the "Swingline Lender") and ABN AMRO BANK N.V., NEW YORK BRANCH, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     The Borrowers, the Banks, the Swingline Lender and the Administrative Agent are parties to a Credit Agreement dated as of May 10, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Banks to the Company in an aggregate principal or face amount not exceeding $360,000,000. The Company, the Banks, the Swingline Lender and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02. Section 6.03 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "At the time of each Credit Event (other than a Credit Event the proceeds of which are applied exclusively to the payment of Unpaid Drawings incurred on the date of such Credit Event) and also after giving effect thereto (i) there


                                 Amendment No. 1
     shall exist no Default and (ii) all representations and warranties contained herein or in the other Credit Documents (except, after the date hereof, the third sentence of Section 6(e) of the Guaranty) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, other than representations and warranties stated to be correct as of a date certain which shall have been true and correct in all material respects on such date certain."

     2.03. Exhibit A-1 to the Credit Agreement is hereby amended to read in its entirety as Exhibit A-1 hereto.

     Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1.

     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, when this Amendment No. 1 shall have been executed and delivered by each of the parties hereto and the Guarantor shall have consented hereto by signing at the place below indicated.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                                 Amendment No. 1

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                            OMNICOM FINANCE INC.



                                            By _________________________
                                               Title:

                                            OMNICOM FINANCE LIMITED



                                            By _________________________
                                               Title:


                                            BANKS

                                            THE CHASE MANHATTAN BANK


                                            By__________________________
                                              Title:

                                            THE NORTHERN TRUST COMPANY


                                            By__________________________
                                              Title:

                                            SOCIETE GENERALE


                                            By__________________________
                                              Title:

                                            ABN AMRO BANK N.V., NEW YORK BRANCH


                                            By__________________________
                                              Title:


                                            By__________________________
                                              Title:


                                 Amendment No. 1

                                            CITIBANK, N.A.


                                            By__________________________
                                              Title:

                                            DRESDNER BANK AG, NEW YORK AND
                                              GRAND CAYMAN BRANCHES


                                            By__________________________
                                              Title:


                                            By__________________________
                                              Title:

                                            MARINE MIDLAND BANK


                                            By__________________________
                                              Title:

                                            BANK OF AMERICA NATIONAL TRUST AND
                                              BANKING ASSOCIATION


                                            By__________________________
                                              Title:

                                            THE FUJI BANK, LIMITED


                                            By__________________________
                                              Title:

                                            MELLON BANK, N.A.


                                            By__________________________
                                              Title:



                                 Amendment No. 1

                                            UNION BANK OF SWITZERLAND, NEW YORK
                                              BRANCH


                                            By__________________________
                                              Title:


                                            By__________________________
                                              Title:

                                            WACHOVIA BANK OF GEORGIA, N.A.


                                            By__________________________
                                              Title:

                                            WESTPAC BANKING CORPORATION


                                            By__________________________
                                              Title:


                                            ABN AMRO BANK N.V., NEW YORK
                                              BRANCH, as Administrative Agent


                                            By__________________________
                                              Title:



Acknowledgment and Consent:

OMNICOM GROUP INC.


By_________________________
  Name:



                                 Amendment No. 1

                                                                     EXHIBIT A-1

                               NOTICE OF BORROWING

                                                                          [Date]

ABN AMRO Bank N.V., New York Branch
  as Administrative  Agent for the Banks
  party to the Credit
  Agreement referred to below
500 Park Avenue
New York, New York 10022

                  Attention: __________________________

Ladies and Gentlemen:

     The undersigned, [Omnicom Finance Inc.][Omnicom Finance Limited], refers to the Credit Agreement dated as of May 10, 1996 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Borrowers referred to therein (including the undersigned), certain Banks party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent for such Banks and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:

     (i) The Business Day of the Proposed Borrowing is ___________, 19_

     (ii) The aggregate principal amount of the Proposed Borrowing is $_________________.

     (iii) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurodollar Rate Loans].

     (iv) The Proposed Borrowing is to be of [Tranche A] [Tranche B] Loans.

     1[(iv) The initial Interest Period for the Proposed Borrowing is ____ months.]

----------
1    To be included for a Proposed Borrowing of Eurodollar Rate Loans.


                                 Amendment No. 1

                                                                     EXHIBIT A-1
                                                                          Page 2


     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          [(A) The representations and warranties contained in Section 7 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date.]

          [(B) No Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.]

          [(C) The proceeds of the Proposed Borrowing will be applied exclusively to the payment of Unpaid Drawings incurred on the date of such Proposed Borrowing.]

                                      Very truly yours,

                                      [OMNICOM FINANCE INC.][OMNICOM FINANCE
                                      LIMITED]


                                      By____________________
                                        Title:









----------
Either clauses (A) and (B) or clause (C) must be included; provided, that clause
(B) must be included with clause (C) if the Proposed Borrowing is of a Eurodollar Rate Loan.



                                 Amendment No. 1